UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: April 20, 2011
RSC Holdings Inc.
RSC Holdings III, LLC
RSC Equipment Rental, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33485	22-1669012
Delaware	333-144625-01	41-2218971
Arizona	333-144625	86-0933835

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6929 E. Greenway Parkway, Suite 200
Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)
(480) 905-3300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
2011 Long-Term Incentive Equity Awards
On April 20, 2011, our Board of Directors approved the grant of 2011 Long-Term Incentive Equity Awards to certain of our officers, including our named executive officers, under our Amended and Restated Stock Incentive Plan which is filed as Exhibit B to our definitive proxy statement, filed with the Securities and Exchange Commission on April 18, 2008. The 2011 Long-Term Incentive Equity Awards were granted in the forms of performance-based vesting stock units, time-based vesting stock units, and premium priced stock options, as described below.
The description of the 2011 Long-Term Incentive Equity Awards contained herein is a summary of the material terms of the awards, does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Stock Incentive Plan. The form of Stock Option Agreement and form of Employee Restricted Stock Unit Agreement for the Long-Term Incentive Equity Awards are filed as Exhibit 10.2 and Exhibit 10.3 respectively, to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 23, 2010, each of which is hereby incorporated herein by reference.
Performance-Based Vesting Stock Units (PSUs)
The PSUs will vest and the related shares of our common stock will be issued (if at all) upon certification by our Compensation Committee of our actual EBITDA performance over our 2011-2013 fiscal years in relation to the EBITDA performance criteria approved by the Compensation Committee, subject to the executive’s continuous service with us through January 15, 2014. For such purposes, “EBITDA” means our consolidated net income before net interest expense, income taxes, and depreciation and amortization, as set forth in our annual reports on Form 10-K for the 3-year performance period.
The performance criteria require that we achieve a minimum 3-year cumulative EBITDA threshold before the PSUs vest in any number of units. If the initial performance threshold is not achieved, none of the PSUs will vest, and executives will forfeit the entire award. If the initial performance threshold is met, 50%-150% of the target number of PSUs may vest. The calculation of the applicable percentage of the target number of PSUs that will vest will depend on the level of actual EBITDA performance, with linear interpolation for achievement falling between the specified performance levels.
The awarded PSUs may also earlier vest in the event of specified change of control transactions. Additionally, in the event that the executive’s continuous service terminates due to death or disability prior to January 15, 2014, subject to attainment of the performance criteria and certification by the Compensation Committee as described above, the awarded PSUs may vest in whole or in part. The related shares of common stock will be issued once the PSUs vest.
The minimum number, target number, and maximum number of shares that may be issued in respect of the PSUs granted to our principal executive officer, principal financial officer and other named executive officers, as set forth in our proxy statement for our fiscal year 2010 are as follows:

		Minimum	Target	Maximum
		Award	Award	Award
		(Number of	(Number of	(Number of
Officer	Title	Shares)	Shares)	Shares)
Erik Olsson	President and Chief Executive Officer	26,350	52,700	79,050
Patricia Chiodo	Senior Vice President, Chief Financial Officer	7,350	14,700	22,050
Juan Corsillo	Senior Vice President, Sales, Marketing and Corporate Operations	9,150	18,300	27,450
Philip H. Hobson	Senior Vice President, Operations	7,050	14,100	21,150
David Ledlow	Senior Vice President, Operations	8,850	17,700	26,550

A named executive officer may be issued a number of shares less than his or her target award, but in no event may be issued a number of shares in excess of his or her maximum award.
Time-Based Vesting Stock Unit Awards (Stock Units)
The stock units will become 100% vested on April 20, 2015 (the fourth anniversary of the grant date), contingent upon the executive’s continued service with us through such date. The stock units may also earlier vest in whole or in part upon the executive’s termination of employment due to death, disability, retirement, or in the event of an involuntary termination without cause. The related shares of our common stock will be issued once the stock units vest. If the stock units do not vest, they will be forfeited and the related shares of our common stock will not be issued.
The number of shares that may be issued in respect of the stock units granted to our named executive officers are as follows:

Officer	Title	Number of Shares
Erik Olsson	President and Chief Executive Officer	46,900
Patricia Chiodo	Senior Vice President, Chief Financial Officer	13,000
Juan Corsillo	Senior Vice President, Sales, Marketing and Corporate Operations	16,300
Philip H. Hobson	Senior Vice President, Operations	12,500
David Ledlow	Senior Vice President, Operations	15,700
Premium Priced Stock Options (Premium Options)
The premium options will become 100% vested on April 20, 2015 (the fourth anniversary of the grant date), contingent upon the executive’s continued service with us through such date. The premium options may also earlier vest in whole or in part upon the executive’s termination of employment due to death, disability or retirement, or in the event of an involuntary termination without cause following a change of control. The premium options are all non-qualified stock options to purchase shares of our common stock and have a maximum term of ten years. The premium options each have exercise prices that are greater than $13.00, the closing sales price of our common stock on the date of the grant.
The applicable exercise prices and number of premium options granted to our named executive officers are as follows:

		$16.00	$17.00	$18.00
		Exercise Price	Exercise Price	Exercise Price
		Per Share	Per Share	Per Share
		(Number of	(Number of	(Number of
Officer	Title	Options)	Options)	Options)
Erik Olsson	President and Chief Executive Officer	32,400	35,000	37,600
Patricia Chiodo	Senior Vice President, Chief Financial Officer	9,000	9,700	10,500
Juan Corsillo	Senior Vice President, Sales, Marketing and Corporate Operations	11,200	12,100	13,100
Philip H. Hobson	Senior Vice President, Operations	8,700	9,300	10,100
David Ledlow	Senior Vice President, Operations	10,900	11,700	12,600

Item 5.07. Submission of Matters to a Vote of Security Holders.
At our Annual Meeting, held on April 20, 2011, the Company’s stockholders approved the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on March 16, 2011.
1. Elect three directors named below to hold office until the 2014 Annual Meeting of Stockholders of the Company:

	Votes	Votes	Broker
Name	For	Against	Non-Votes
Pierre E. Leroy	87,335,629	1,060,128	5,202,481
John R. Monsky	81,104,288	7,291,469	5,202,481
Donald C. Roof	87,344,574	1,051,183	5,202,481
2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending on December 31, 2010.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
93,217,973	377,556	2,709	—
3. Approve, on an advisory basis, the compensation of the Company’s named executive officers for 2010.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
86,886,761	581,727	927,269	5,202,481
4. Vote to recommend the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
78,987,472	2,112,862	6,228,706	1,066,717
On April 20, 2011, the Board of Directors adopted the recommendation of the Company’s stockholders to submit a non-binding advisory vote on the compensation of our named executive officers (“say on pay”) every year at the Annual Meeting of Stockholders, as an effective way to obtain information on stockholder sentiment about the Company’s executive compensation program by annually seeking stockholders’ feedback and engaging with stockholders to understand and respond to the voting results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc.
Dated: April 26, 2011	By:	/s/ Kevin J. Groman
Kevin J. Groman
Senior Vice President, General Counsel and Corporate Secretary